UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): May 28, 1997



                           HIRSCH INTERNATIONAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE               0-23434          11-2230715
----------------------------    -----------   -------------------
(State or other jurisdiction    (Commission      (IRS Employer
 of incorporation)              File Number)  Identification No.)





                200 WIRELESS BOULEVARD, HAUPPAUGE, NEW YORK 11788
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (516) 436-7100


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Item 5. Other Events.

     On May 28, 1997, Hirsch International Corp. (the "Company") issued a press release announcing its quarterly results for its first quarter ended April 30, 1997.

     Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     99.1 Press Release, dated May 28, 1997, announcing the Company's quarterly results for its first quarter ended April 30, 1997.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HIRSCH INTERNATIONAL CORP.


                                          /s/Henry Arnberg
                                          -------------------------------
                                      By: Henry Arnberg, President



     Date: May 30, 1997